LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT INTERNATIONAL EQUITY FUND

November 17, 1997

Dear Shareholder:

In a period plagued by increased volatility in global equity markets, The JPM Pierpont International Equity Fund recorded a positive gain of 3.46% for the year ended October 31, 1997. Although the Fund underperformed its benchmark, the MSCI EAFE Index, for the period, successful country-allocation decisions helped protect the Fund from October's drastic market declines (the
MSCI EAFE Index posted a 4.63% return for the annual reporting period).

The Fund's net asset value decreased from $11.38 per share to $10.97 at October 31, 1997 after making distributions of $0.25 per share from ordinary income, $0.16 from short-term capital gains, and $0.38 from long-term capital gains. The Fund's net assets stood at $146.7 million as of October 31, 1997, down from $200.7 million on October 31, 1996. The net assets of The International Equity Portfolio, in which the Fund invests, totaled approximately $763.6 million at October 31, 1997.

The report that follows includes an interview with Nigel F. Emmett, a member of the portfolio management team responsible for the Fund. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated



TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . . 1   FUND FACTS AND HIGHLIGHTS . . . . . 7

FUND PERFORMANCE . . . . . . . . . . 2   SPECIAL FUND-BASED SERVICES . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . . 3   FINANCIAL STATEMENTS. . . . . . . .10

Fund performance

EXAMINING PERFORMANCE There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Fund on June 30, 1990* would have grown to $13,773 at October 31, 1997.

Another way to look at performance is to review a fund's annual total return This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION*
JUNE 30, 1990 -- OCTOBER, 31 1997

[GRAPH]

PERFORMANCE                           TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                      ----------------    ----------------------------------------
                                      THREE     SIX       ONE       THREE     FIVE      SINCE

AS OF OCTOBER 31, 1997                MONTHS    MONTHS    YEAR      YEARS     YEARS     INCEPTION*
------------------------------------------------------    ----------------------------------------
The JPM Pierpont International
  Equity Fund                         -9.64%     0.46%     3.46%     4.17%     9.41%     4.41%
MSCI EAFE Index**                     -9.80%     3.01%     4.63%     4.82%    11.75%     5.23%
Lipper International Fund Average     -8.94%     3.83%    10.40%     6.54%    12.67%     7.51%

AS OF SEPTEMBER 30, 1997
------------------------------------------------------    ----------------------------------------
The JPM Pierpont International
  Equity Fund                         -1.58%     8.73%    10.88%     7.64%     9.80%     5.54%
MSCI EAFE Index**                     -0.70%    12.18%    12.18%     8.83%    12.33%     6.45%
Lipper International Fund Average      1.20%    12.44%    18.59%    10.16%    13.80%     8.73%


*6/1/90 -- COMMENCEMENT OF OPERATIONS.

** MSCI EAFE INDEX IS AN UNMANAGED INDEX USED TO TRACK THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES
AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]

Following is an interview with NIGEL F. EMMETT, VICE PRESIDENT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AMIIR), and is a Chartered Financial Analyst. This interview was conducted on November 17, and reflects Nigel's views on that date.

THE PORTFOLIO ENDED ITS FISCAL YEAR-END ON OCTOBER 31, A VERY VOLATILE MONTH FOR ALL INTERNATIONAL EQUITY MARKETS. WOULD YOU COMMENT ON WHAT CAUSED THAT TURBULENCE?

NFE: The September/October period saw volatility around the world, in reaction to economic problems and currency devaluations in the Southeast (SE) Asian region. As you may or may not know, many SE Asian currencies were pegged to the U.S. dollar, meaning their currency values were kept at levels near the value of the U.S. dollar. Throughout the summer, investors began to question the sustainability of those pegs to the U.S. dollar. In other words, based on the overheated and unhealthy economic scenarios in many of these SE Asian countries, investors were understanding that many SE Asian currencies were unjustifiably expensive, and a widespread sell-off of these currencies occurred. As a result, there were severe devaluations of the currencies in Thailand, Malaysia, and Indonesia.

The selling momentum carried into September and October, and currency speculators moved into Hong Kong -- which was actually considered one of the healthier SE Asian economies. When the Hong Kong dollar was devalued, the world took notice. The devaluation seemed to be the catalyst for investors to scrutinize the world's equity markets, and reprice downward where it was perceived that greater risk actually existed. As a result, October saw a "repricing of risk". While some of the selling was justified and based on investors' understanding that the fundamentals behind the prices were weaker than originally perceived, other selling was more "sympathetic," and occurred despite strong fundamentals. Either way, the world saw a lot of turbulence in October.

EUROPEAN EQUITY MARKETS ALSO SUFFERED DURING THE MONTH OF OCTOBER, WILL THIS CONTINUE?

NFE: As I just mentioned, the malaise hanging over Hong Kong brought down most equity markets across the globe; not just throughout Europe. We believe, however, there was less economic justification for the sell-off that occurred in European markets. This was attributed to the fact that investors acted on sentiment; acted as if ALL equity markets were too expensive. So there was some fear attached to the selling, but it's been interesting to see there's been a good degree of rebound over the last few weeks -- particularly in the U.S. and, to a lesser extent, in Europe. While we do expect greater volatility to continue, we don't expect it to be as extreme. Having said that, we warn that it is hard to predict the outcome of a process that is actually still unfolding.

WHAT ABOUT THE EUROPEAN WEIGHTINGS IN THE PORTFOLIO?

NFE: Currently, we've slightly underweighted Portfolio positions in Europe, primarily because we are a bit light in Switzerland and the Netherlands -- two large European markets that are dominated by big blue-chip multi-nationals. In the same way we feel the large multi-nationals in the United States have become overvalued, we feel the Swiss and Dutch markets are overvalued as well. However, the Portfolio holds overweighted positions in Germany, the U.K., and Italy. It is likely we will become more positive towards Europe going forward, as it does appear to be providing a safe haven from economic turmoil in other parts of the world. Additionally, Europe continues to surprise on the upside with their positive earnings momentum, while Japan, for example, continues to surprise on the downside with their lack of earnings momentum.

FOCUSING ON JAPAN, THAT MARKET JUST HASN'T PERFORMED WELL FOR A VERY LONG TIME. WHAT IS THE STORY THERE? DO WE EXPECT ANY TURNAROUND SOON?

NFE: Japan is the one major market where there is more of an economic justification for the decline of its equities. Japanese earnings have been quite depressed over the last few years without much of a rebound. Also, prospects for an earnings upsurge for Japanese domestic companies -- or increasing growth for the domestic economy -- remain very subdued.

The one bright spot on the Japanese horizon has been the earnings growth of the Japanese exporters; they've benefited from a weak Yen versus the U.S. dollar. Having said that, however, the devaluation of SE Asian currencies has obviously had a negative impact on the export competitiveness of Japanese companies. And of particular importance is the fact that some of the Northeast Asian currencies, such as the Taiwanese dollar and the Korean won, have also been hit; these countries are the real competitors in industrial terms with Japan. So the devaluations have made Japanese exports look more expensive. For a while, the Yen had stubbornly refused to move. But the fact that Japanese exporters started to look less competitive made investors question the levels of the Japanese market, which eventually further hurt equity performance.

Going forward, however, we think the Japanese market is structurally changing, and moving toward deregulation and increased competition. The telecommunications, pharmaceutical, and retail sectors are all becoming increasingly deregulated, which should have positive long-term effects. Also, we've seen a number of companies in Japan go bankrupt -- two construction companies in September; one of the largest retailers in October. It would have been unheard of two or three years ago for large Japanese companies to go bankrupt, but now it is happening. In reality, this will also have positive long-term effects. The traditional sleepy Japanese companies will have to exert tighter controls over their costs, in order to survive in the future.

Right now, however, domestic demand remains stubbornly weak in Japan. We're also not seeing the sort of margin improvements from companies that we should. So while the large exporters have done a good job of improving their costs, we believe more structural change is needed before Japan turns around.

IS LATIN AMERICA AT RISK OF A SE ASIAN-TYPE CRISIS?

NFE: While the economic and currency problems of SE Asia have impacted Latin America, we don't believe they will cause a similar crisis. It's true, we have seen the stock markets of Mexico and Brazil fall, as well as the Brazilian currency come under some pressure. It also seems as if everyone is waiting for the currency crisis to slam Latin America. We would argue, however, that it really shouldn't damage that region because the Latin-American economies are in a much stronger position than the Asian economies. They're not suffering from severe overheating or from excessive capital investment, which was the demise of the SE Asian markets. The Latin American governments seem to have things under control.

For example, in Brazil -- where the economy was getting a little overstretched -- the government reacted quickly with a sensible package to bring it back in line. You can contrast that with the inaction of the Asian governments to control their overheated situations. In Thailand, for instance, the government has yet to deal with the problems in the Thai banking system, the liquidity of the Thai stock market, and the fact that the average Thai is spending too much on imports. As we don't see similar weaknesses in the Latin-American region, we don't expect a similar crisis there.

COMMENT ON THE INVESTMENT PERFORMANCE OF THE FUND -- PARTICULARLY IN TERMS OF COUNTRY WEIGHTING AND STOCK SELECTION -- THROUGHOUT THE ANNUAL PERIOD.

NFE: In terms of where we've added value for the year, country allocation has generally been a positive impact over the twelve months. We underweighted the Portfolio's positions in Malaysia before the crisis began. We also underweighted Japan, which was a negative performer throughout the year.

However, while country allocation was positive, stock selection had a negative impact over the period. We had done well in the continental European markets like Germany, but not as well in the U.K., which had been badly hit because of positions in banking companies that had exposure to SE Asia. Specifically, positions in HONG KONG & SHANGHAI BANK CORPORATION (HSBC) and Standard Chartered -- both U.K. banks -- hurt the Fund's performance.

Japanese stock selection has been negative as well. We've recently repositioned our Japan allocation to focus the Portfolio on some of the larger companies that have operated internationally for sometime and are more aware of what they need to do to maintain their efficiency and improve their margins. While we believe this will position us for positive performance going forward.

LOOKING AHEAD INTO 1998, WHERE DO YOU EXPECT TO FIND GOOD INVESTMENT OPPORTUNITIES?

NFE: There are still areas where volatility is too great to capitalize on opportunity. But our longer-term valuation analysis suggests that some of the Asian markets now look attractive. For example, while we're maintaining the Portfolio's underweight position in Malaysia, we have increased exposure to Singapore, where we think there is good value. Since Singapore is a service-orientated economy -- rather than industrial-orientated, like Malaysia -- we believe it is less vulnerable to the impact of devaluations.

Two other economies in the region our analysis deems attractive are Australia and New Zealand. These markets have been relatively immune from the currency crisis. Also, regarding opportunities in Europe, we believe in some markets -- where companies continue to restructure -- we should see positive surprises on the earnings front. However, to be pragmatic and employ a tactical perspective, we expect continued volatility over the near term. So in a number of cases, we believe it is still too early to buy on our longer-term valuation analysis.

Fund facts

INVESTMENT OBJECTIVE The JPM Pierpont International Equity Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI EAFE Index. As an international investment, the Fund is subject to foreign market, political, and currency risks.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
6/1/90

------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$146,659,081

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO The Fund's annualized expense ratio of 1.12% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[GRAPH]

JAPAN             24.5%
UNITED KINGDOM    23.7%
GERMANY           11.4%
FRANCE             7.5%
ITALY              5.1%
SWITZERLAND        4.7%
AUSTRALIA          4.1%
U.S.               2.4%
HONG KONG          2.3%
OTHER COUNTRIES   14.3%


LARGEST COMMON
STOCK HOLDINGS                               % OF TOTAL INVESTMENTS
-----------------------------------------------------------------------------
GLAXO WELLCOME PLC (U.K.)                              1.7%
NOVARTIS AG (SWITZERLAND)                              1.5%
LLOYDS TSB GROUP PLC (U.K.)                            1.5%
FRANCE TELECOM SA (FRANCE)                             1.4%
NESTLE SA (SWITZERLAND)                                1.4%
BRITISH PETROLEUM CO. PLC (U.K.)                       1.3%
HSBC HOLDINGS PLC (75P) (U.K)                          1.2%
ENISPA (ITALY)                                         1.2%
DEUTSCHE BANK AG (GERMANY)                             1.1%
MUENCHENER RUECKVERSICHERUNGS-
  GESELLSCHAFT AG (GERMANY)                            1.1%

Special fund-based services

PIERPONT ASSET ALLOCATION SERVICE (PAAS)

For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

 - make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

 - make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees and assume the reinvestment of fund distributions. The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks. The Fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The International Equity Portfolio
  ("Portfolio"), at value                          $147,746,866
Receivable for Shares of Beneficial Interest Sold        27,344
Prepaid Trustees' Fees                                      980
Prepaid Expenses and Other Assets                         2,996
                                                   ------------
    Total Assets                                    147,778,186
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                            1,031,918
Shareholder Servicing Fee Payable                        33,956
Administrative Services Fee Payable                       4,089
Administration Fee Payable                                  959
Fund Services Fee Payable                                   231
Accrued Expenses                                         47,952
                                                   ------------
    Total Liabilities                                 1,119,105
                                                   ------------
NET ASSETS
Applicable to 13,371,000 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $146,659,081
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.97
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $131,009,269
Undistributed Net Investment Income                   3,832,921
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                       5,082,304
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                       6,734,587
                                                   ------------
    Net Assets                                     $146,659,081
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $515,782)                                $3,443,109
Allocated Interest Income (Net of Foreign
  Withholding Tax of $1,163)                                     614,313
Allocated Portfolio Expenses                                  (1,411,341)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                2,646,081
FUND EXPENSES
Shareholder Servicing Fee                          $455,302
Administrative Services Fee                          56,612
Transfer Agent Fees                                  41,337
Printing Expenses                                    23,377
Registration Fees                                    21,102
Professional Fees                                    13,357
Fund Services Fee                                     6,713
Administration Fee                                    5,802
Trustees' Fees and Expenses                           3,300
Insurance Expense                                     1,086
Miscellaneous                                         1,727
                                                   --------
    Total Fund Expenses                                          629,715
                                                              ----------
NET INVESTMENT INCOME                                          2,016,366
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO               6,943,599
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT AND FOREIGN
  CURRENCY TRANSLATIONS ALLOCATED FROM PORTFOLIO              (1,416,556)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $7,543,409
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     2,016,366    $     1,994,387
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio         6,943,599         12,270,517
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio        (1,416,556)         8,206,594
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         7,543,409         22,471,498
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (4,418,970)        (4,122,251)
Net Realized Gain                                       (9,301,667)        (5,795,842)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                (13,720,637)        (9,918,093)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        34,549,327         49,615,195
Reinvestment of Dividends and Distributions              9,300,971          6,492,606
Cost of Shares of Beneficial Interest Redeemed         (91,733,829)       (53,481,981)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    (47,883,531)         2,625,820
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets            (54,060,759)        15,179,225
NET ASSETS
Beginning of Fiscal Year                               200,719,840        185,540,615
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $3,832,921 and $4,380,198,
  respectively)                                    $   146,659,081    $   200,719,840
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                          FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
                                                     1997       1996       1995       1994       1993
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                 $  11.38   $  10.68   $  11.50   $  11.15   $   8.58
                                                   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.15       0.12       0.09       0.05       0.01
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency                      0.23       1.16      (0.42)      0.57       2.64
                                                   --------   --------   --------   --------   --------
Total from Investment Operations                       0.38       1.28      (0.33)      0.62       2.65
                                                   --------   --------   --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.25)     (0.24)        --      (0.04)     (0.08)
Net Realized Gain                                     (0.54)     (0.34)     (0.49)     (0.23)        --
                                                   --------   --------   --------   --------   --------
Total Distributions to Shareholders                   (0.79)     (0.58)     (0.49)     (0.27)     (0.08)
                                                   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                       $  10.97   $  11.38   $  10.68   $  11.50   $  11.15
                                                   --------   --------   --------   --------   --------
                                                   --------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                           3.46%     12.31%     (2.71%)     5.73%     31.18%
Net Assets, End of Year (in thousands)             $146,659   $200,720   $185,541   $210,435   $182,822
Ratios to Average Net Assets
  Expenses                                             1.12%      1.14%      1.28%      1.38%      1.38%
  Net Investment Income                                1.11%      1.00%      0.80%      0.46%      0.79%
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                --         --       0.00%(a)     0.07%     0.13%
Portfolio Turnover                                       --         --         --         --      34.15(b)

------------------------
(a) Less than 0.01%.

(b) 1993 Portfolio Turnover reflects the period November 1, to October 3, 1993. After October 3, 1993, all the Fund's investable assets are invested in The Non-U.S. Equity Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont International Equity Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund, prior to its tax-free reorganization on October 3, 1993, to a series of the Trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"). This report includes periods which preceded the Fund's reorganization and reflects the operations of the predecessor entity.

The Fund invests all of its investable assets in The International Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (19% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   e) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement presentation of Income, Capital

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by the Investment Companies." The effect of applying this statement for the year ended October 31, 1997 was to increase undistributed net investment income by $1,855,327 and decrease accumulated net realized gain on investment and foreign currency transactions by $1,855,327. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by the change.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similiar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $5,802.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and the operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolios and other portfolios in which the Trust and the JPM Institutional Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $56,612.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1997, the fee for these services amounted to $455,302.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreement") whereby Schwab makes the Fund shares available to the customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payment to Schwab under the Schwab Agreement; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

THE JPM PIERPONT INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $ 6,713 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Institutional Funds, the Master Portfolios, and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Funds Services Fee shown in the financial statements was $1,400.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
Shares of beneficial interest sold...............        3,087,525          4,478,306
Reinvestment of dividends and distributions......          862,798            606,219
Shares of beneficial interest redeemed...........       (8,220,861)        (4,817,763)
                                                   ----------------   ----------------
Net Increase (Decrease)..........................       (4,270,538)           266,762
                                                   ----------------   ----------------
                                                   ----------------   ----------------

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unafilliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is a party to certain covenents of the Agreement. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as a party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with the procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont International Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont International Equity Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 19, 1997

The International Equity Portfolio
Annual Report October 31, 1997
(The following pages should be read in conjunction with The JPM Pierpont International Equity Fund
Annual Financial Statements)

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (90.2%)
AUSTRALIA (3.4%)
Broken Hill Proprietary Company Ltd. (Metals &
  Mining)........................................        535,805   $   5,325,234
CSR Ltd. (Building Materials)....................        968,933       3,374,593
Fosters Brewing Group Ltd. (Food, Beverages &
  Tobacco).......................................        575,705       1,095,662
Mayne Nickless Ltd. (Commercial Services)........        426,100       1,952,260
National Australia Bank Ltd. (Banking)...........        370,605       5,080,935
North Ltd. (Metals & Mining).....................        211,500         555,775
Rio Tinto Ltd. (Metals & Mining).................         69,700         849,947
Southcorp Holdings Ltd. (Food, Beverages &
  Tobacco).......................................        531,800       1,788,049
Westpac Banking Corporation Ltd. (Banking).......        504,000       2,941,533
WMC Ltd. (Metals & Mining).......................        856,000       3,047,039
                                                                   -------------
                                                                      26,011,027
                                                                   -------------

AUSTRIA (0.8%)
Creditanstalt-Bankverein (Banking)...............         69,000       3,907,393
Voest-Alpine Technologie AG (Electrical
  Equipment).....................................         10,050       1,786,175
                                                                   -------------
                                                                       5,693,568
                                                                   -------------

BELGIUM (1.1%)
Almanij NV (Financial Services)..................         58,300       2,586,000
Arbed SA (Metals & Mining).......................         17,720       2,260,691
Groupe Bruxelles Lambert SA (Multi - Industry)...          8,000       1,239,173
PetroFina SA (Oil-Production)....................          5,600       2,062,097
                                                                   -------------
                                                                       8,147,961
                                                                   -------------

FINLAND (0.7%)
Rautaruukki OYJ (K Shares) (Metals & Mining).....        183,000       1,717,637
UPM-Kymmene Corp. (Forest Products & Paper)......        155,000       3,452,595
                                                                   -------------
                                                                       5,170,232
                                                                   -------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

FRANCE (7.3%)
AXA-UAP (Insurance)..............................         22,592   $   1,550,344
Carrefour Supermarche SA (Retail)................          4,213       2,203,100
Christian Dior SA (Retail).......................         11,365       1,263,647
Compagnie Bancaire SA (Financial Services).......         16,610       2,135,392
Compagnie de Saint Gobain SA (Building
  Materials).....................................         16,334       2,349,629
Compagnie Generale des Eaux (Utilities)..........         42,473       4,965,973
Dexia France (Financial Services)................         26,118       2,627,210
Elf Aquitaine SA (Oil-Services)..................         27,984       3,471,238
France Telecom SA (Telecommunication
  Services)+.....................................        281,900      10,691,168
L'Air Liquide SA (Chemicals).....................         12,626       1,963,203
Lagardere S.C.A. (Multi - Industry)..............         74,050       2,134,262
Peugeot SA (Automotive)..........................         19,655       2,229,783
Sanofi SA (Pharmaceuticals)......................         22,868       2,177,134
SEITA (Food, Beverages & Tobacco)................         74,600       2,384,696
SGS Thomson Microelectronics NV (Electronics)+...         30,000       2,139,493
Societe Generale (Banking).......................         18,355       2,519,172
Synthelabo (Pharmaceuticals).....................         22,365       2,638,244
Total SA (Oil-Services)..........................         21,973       2,443,125
Union des Assurances Federales (Insurance).......         12,460       1,396,221
Usinor Sacilor SA (Metals & Mining)..............        155,719       2,583,577
                                                                   -------------
                                                                      55,866,611
                                                                   -------------

GERMANY (9.2%)
AVA Allgemeine Handelsgesellschaft der
  Verbraucher AG (Retail)+.......................          5,990       1,531,300
Bayer AG (Chemicals)(s)..........................        132,150       4,645,188
Bilfinger & Berger Bau AG (Construction &
  Housing).......................................         41,740       1,501,149
Continental AG (Automotive)(s)...................        232,940       5,562,457
Deutsche Bank AG (Banking).......................        128,940       8,450,405
Douglas Holding AG (Retail)......................         45,100       1,611,508
Dresdner Bank AG (Banking).......................         73,270       3,001,208

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
GERMANY (CONTINUED)
Fried, Krupp AG Hoesch Krupp (Multi -
  Industry)......................................          8,160   $   1,566,904
Hannover Rueckversicherungs AG (Insurance).......         27,954       2,090,274
Henkel KGAA (Chemicals)..........................         30,315       1,479,509
Lufthansa AG (Airlines)..........................        250,800       4,386,062
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................         27,820       8,114,124
SAP AG (Computer Software).......................         27,450       7,886,593
Schering AG (Pharmaceuticals)....................         23,500       2,281,524
SGL Carbon AG (Chemicals)........................         22,800       3,205,760
Siemens AG (Electrical Equipment)(s).............        124,410       7,669,224
SKW Trostberg AG (Chemicals).....................         31,000       1,066,263
VEBA AG (Utilities)..............................         74,800       4,176,435
                                                                   -------------
                                                                      70,225,887
                                                                   -------------

HONG KONG (2.3%)
Bank of East Asia Ltd. (Banking).................            120             269
Henderson Land Development Company Ltd. (Real
  Estate)........................................        196,000       1,085,296
Hong Kong & China Gas Co. Ltd. (Natural Gas).....      1,420,000       2,682,191
Hong Kong Electric Holdings Ltd. (Electric)......        703,500       2,384,591
HSBC Holdings PLC (Banking)......................        149,600       3,387,023
Hutchison Whampoa Ltd. (Multi - Industry)........        248,000       1,716,540
Sun Hung Kai Properties Ltd. (Real Estate).......        681,000       5,021,928
Swire Pacific Ltd. (Multi - Industry)............        201,000       1,073,976
                                                                   -------------
                                                                      17,351,814
                                                                   -------------

IRELAND (1.1%)
Allied Irish Banks PLC (Banking).................        336,000       2,855,858
CRH PLC (Building Materials).....................        144,000       1,733,011
Irish Life PLC (Insurance).......................        261,000       1,374,224
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................        842,500       2,496,807
                                                                   -------------
                                                                       8,459,900
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

ITALY (5.0%)
Assicurazioni Generali SPA (Insurance)...........         93,000   $   2,082,685
Edison SPA (Utilities)...........................        399,000       2,089,252
ENI SPA (Oil-Services)...........................      1,556,000       8,764,381
Fiat SPA (Automotive)............................      1,745,000       3,159,305
Instituto Mobiliare Italiano SPA (Financial
  Services)......................................        262,000       2,346,939
Instituto Nazionale Delle Assicurazioni
  (Insurance)....................................      1,730,000       2,789,249
Istituto Bancario San Paolo di Torino SPA
  (Banking)......................................        278,000       2,112,777
Mediaset SPA (Broadcasting & Publishing).........        462,000       2,099,316
Mediolanum SPA (Financial Services)..............         95,000       1,596,308
Parmalat Finanziaria SPA (Food, Beverages &
  Tobacco).......................................      1,308,000       1,818,655
Telecom Italia Mobile SPA (Telecommunication
  Services)......................................      1,274,000       2,615,614
Telecom Italia SPA (Telecommunication
  Services)......................................        725,000       4,551,223
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................        561,000       2,270,354
                                                                   -------------
                                                                      38,296,058
                                                                   -------------
JAPAN (21.4%)
Aichi Corp. (Machinery)..........................         90,000         366,675
Aoyama Trading Co. Ltd. (Retail).................         38,000       1,020,537
Asahi Bank Ltd. (Banking)........................        367,000       1,904,115
Asatsu, Inc. (Commercial Services)...............         38,000         789,889
Ashikaga Bank Ltd. (Banking).....................        100,000         214,517
Bridgestone Corp. (Japan) (Chemicals)............        119,000       2,572,545
Calsonic Corp. (Automotive Supplies).............        104,000         567,257
Canon Sales Co., Inc. (Miscellaneous)............         93,000       1,693,439
Central Glass Co. Ltd. (Diversified
  Manufacturing).................................        307,000         625,384
Dai-Ichi Kangyo Bank Ltd. (Banking)..............        100,000         848,092

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
Daiichi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)..............................        136,000   $   1,933,649
Daiwa Danchi Co. Ltd. (Real Estate)+.............        233,000         577,318
Daiwa Securities Co. Ltd. (Financial Services)...         35,000         211,857
DDI Corp. (Telecommunications)...................            665       2,222,748
Ebara Corp. (Machinery)..........................        180,000       2,170,117
Fanuc Ltd. (Machinery)...........................         30,000       1,212,272
Fuji Denki Reiki Co. Ltd. (Multi - Industry).....        120,000         582,689
Fuji Photo Film Co. Ltd. (Electronics)...........        137,000       4,966,491
Fujitsu Ltd. (Computer Systems)..................        225,000       2,469,443
Fukuoka Chuo Bank Ltd. (Banking).................         43,000         182,697
Furukawa Co. Ltd. (Machinery)....................         67,000         147,626
Gunze Ltd. (Apparels & Textiles).................         22,000          64,937
Hiroshima Bank Ltd. (Banking)....................        100,000         300,989
Hitachi Ltd. (Electrical Equipment)..............        662,000       5,091,460
Hokkai Can Co. Ltd. (Packaging & Containers).....          2,000           6,070
Hokuriku Bank Ltd. (Banking).....................        100,000         276,877
Honda Motor Co. Ltd. (Automotive)................         39,000       1,313,295
Ishihara Sangyo Kaisha Ltd. (Chemicals)+.........        321,000         659,242
Ito - Yokado Co. Ltd. (Retail)...................         63,000       3,132,451
Itoham Foods, Inc. (Food, Beverages & Tobacco)...        220,000         991,436
Izumi Co. Ltd. (Retail)..........................        103,000         828,145
Izumiya Co. Ltd. (Retail)........................         85,000         699,676
Japan Synthetic Rubber Co. Ltd. (Chemicals)......        100,000         676,810
Japan Tobacco, Inc. (Food, Beverages &
  Tobacco).......................................            299       2,453,754
Kirin Brewery Co. Ltd. (Food, Beverages &
  Tobacco).......................................         35,000         293,922
Kissei Pharmaceutical Co. Ltd.
  (Pharmaceuticals)..............................         71,000       1,157,063
Kyocera Corp. (Electronics)......................         65,900       3,775,263
Marubeni Corp. (Multi - Industry)................        631,000       1,972,694
Maruha Corp. (Food, Beverages & Tobacco).........        190,000         331,754
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
Matsushita Electric Industries Co. Ltd.
  (Electronics)..................................        347,000   $   5,828,053
Mitsubishi Estate Co. Ltd. (Real Estate).........        250,000       3,159,557
Mitsubishi Heavy Industries Ltd. (Machinery).....        873,000       4,289,872
Mitsubishi Rayon Co. Ltd. (Textiles).............        674,000       2,163,166
Mitsui Mining & Smelting Co. Ltd. (Metals &
  Mining)........................................        300,000       1,324,520
Mizuno Corp. (Retail)............................        193,000         810,385
Nagase & Co. Ltd. (Wholesale & International
  Trade).........................................        127,000         644,134
Nanto Bank Ltd. (Banking)........................         96,000         530,806
Nippon Express Co. Ltd. (Transport & Services)...        345,000       1,858,817
Nippon Road Co. Ltd. (Construction & Housing)....        100,000         214,517
Nippon Shinyaku Co. Ltd. (Pharmaceuticals).......         38,000         254,344
Nippon Steel Corp. (Metals & Mining).............      1,852,000       3,818,874
Nippon Telegraph & Telephone Corp.
  (Telecommunications)...........................            922       7,819,405
Nishimatsu Construction Co. Ltd. (Construction &
  Housing).......................................        183,000         897,730
Nissan Diesel Motor Co. Ltd. (Automotive)........        256,000         625,792
Nissan Fire & Marine Insurance Co. Ltd.
  (Insurance)....................................        411,000       1,691,569
Nissan Motor Co. Ltd. (Automotive)...............        600,000       3,197,804
Nissei Sangyo Co. Ltd. (Electrical Equipment)....         82,000         852,249
Nomura Securities Co. Ltd. (Financial
  Services)......................................        185,000       2,153,488
North Pacific Bank Ltd. (Banking)................        220,000         786,563
NSK Ltd. (Machinery).............................        285,000       1,184,834
Okamura Corp. (Industrial).......................        140,000         570,383
Omron Corp. (Electrical Equipment)...............        133,000       2,255,924
Pokka Corp. (Food, Beverages & Tobacco)..........         39,000         165,054
Ricoh Corp. Ltd. (Electrical Equipment)..........        306,000       3,943,626

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
San-In Godo Bank Ltd. (Banking)..................        100,000   $     730,855
Sankyo Aluminum Industries Co. Ltd. (Building
  Materials).....................................         75,000         130,955
Sansei Yusoki Co. Ltd. (Machinery)...............         79,000         325,143
Secom Co. Ltd. (Electronics).....................         34,000       2,199,384
Sekisui Chemical Co. Ltd. (Chemicals)............        182,000       1,433,059
Shikoku Electric Power Co., Inc. (Electric)......         59,800         974,540
Shin-Etsu Chemical Co. Ltd. (Chemicals)..........         53,000       1,295,585
Shohkoh Fund & Co. Ltd. (Financial Services).....          2,700         875,530
Snow Brand Milk Products Co. Ltd. (Food,
  Beverages & Tobacco)...........................        227,000         868,213
Sony Corp. (Electronics).........................         72,400       6,013,768
Sumitomo Forestry Co. Ltd. (Forest Products &
  Paper).........................................        291,000       2,105,013
Sumitomo Trust & Banking Co. Ltd. (Banking)......        263,000       2,005,246
Tadano Ltd. (Machinery)..........................        186,000         811,923
Taisei Corp. (Construction & Housing)............        227,000         796,491
Takeda Chemical Industries Ltd. (Chemicals)......        111,000       3,027,188
TDK Corp. (Electronics)..........................         17,000       1,410,659
The Bank of Tokyo - Mitsubishi Ltd. (Banking)....        274,000       3,576,785
The Kagawa Bank Ltd. (Banking)...................        115,000         698,013
Toda Construction Co. (Building Materials).......        128,000         646,013
Toho Bank Ltd. (Banking).........................        140,000         825,310
Tokio Marine & Fire Insurance Co. Ltd.
  (Insurance)....................................        144,000       1,436,767
Tokyo Electric Power Co., Inc. (Electric)........        154,800       2,960,339
Tokyo Steel Manufacturing Co. Ltd. (Metals &
  Mining)........................................         61,000         431,113
Tomen Corp. (Wholesale & International Trade)....        310,000         520,662
Toppan Printing Co. Ltd. (Broadcasting &
  Publishing)....................................        154,000       1,933,483
Tostem Corp. (Construction & Housing)............         83,000       1,152,490
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
Toyo Trust & Banking Co. Ltd. (Banking)..........        309,000   $   2,309,728
Toyoda Gosei Co. Ltd. (Automotive)...............        139,000         785,898
Toyota Motor Corp. Ltd. (Automotive).............        265,000       7,381,307
Tsubakimoto Chain Co. (Manufacturing)............        200,000         889,665
West Japan Railway Co. (Railroads)...............          1,951       6,829,391
Xebio Co. Ltd. (Retail)..........................         54,000         871,040
Yamaha Motor Co. Ltd. (Automotive)...............         77,000         621,019
Yamazaki Baking Co. Ltd. (Food, Beverages &
  Tobacco).......................................         60,000         828,137
Yokohama Rubber Co. Ltd. (Automotive Supplies)...        188,000         547,102
York - Benimaru Co. Ltd. (Retail)................         35,000         637,316
Yuasa Trading Co. Ltd. (Wholesale & International
  Trade).........................................        138,000         308,655
                                                                   -------------
                                                                     163,540,446
                                                                   -------------
NETHERLANDS (2.0%)
Aegon NV (Insurance).............................         17,420       1,373,333
ING Groep NV (Financial Services)................         60,875       2,556,424
Moeara Enim Petroleum MIJ NV (New shares) (Oil-
  Services)......................................            160       3,561,557
Philips Electronics NV (Electronics).............         33,082       2,591,025
Royal Dutch Petroleum Co. (Oil-Services).........         32,370       1,712,968
Unilever NV (Food, Beverages & Tobacco)..........         71,380       3,795,705
                                                                   -------------
                                                                      15,591,012
                                                                   -------------
NEW ZEALAND (1.7%)
Brierley Investments Ltd. (Financial Services)...      1,482,000       1,146,260
Carter Holt Harvey Ltd. (Forest Products &
  Paper).........................................        753,500       1,315,996
Fletcher Challenge Building Division Ltd.
  (Building Materials)...........................        577,200       1,746,150

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
NEW ZEALAND (CONTINUED)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)..............................        772,300   $   1,271,755
Lion Nathan Ltd. (Food, Beverages & Tobacco).....        931,600       2,254,626
Telecom Corporation of New Zealand
  (Telecommunications)...........................      1,137,500       5,520,067
                                                                   -------------
                                                                      13,254,854
                                                                   -------------
NORWAY (1.8%)
Kvaerner ASA (Series B) (Capital Goods)..........         64,820       3,124,984
Norsk Hydro ASA (Oil-Services)...................        118,900       6,547,435
Nycomed Amersham PLC (Biotechnology)+............        111,789       4,024,061
                                                                   -------------
                                                                      13,696,480
                                                                   -------------
SINGAPORE (2.1%)
City Developments Ltd. (Real Estate).............        187,000         784,604
Hotel Properties Ltd. (Restaurants & Hotels).....      1,193,000         902,511
Osprey Maritime Ltd. (Transport & Services)......      1,016,000         955,918
Sembawang Marine & Logistics Ltd. (Transport &
  Services)......................................        563,000       1,445,956
Singapore Airlines Ltd. (Airlines)...............        598,600       4,490,389
Singapore Press Holdings Ltd. (Entertainment,
  Leisure & Media)...............................         81,000       1,117,403
The Development Bank of Singapore Ltd.
  (Banking)......................................        173,125       1,617,865
United Overseas Bank Ltd. (Banking)..............        658,000       3,639,237
Wong's Circuits Holdings Ltd.
  (Semiconductors)+..............................        843,000       1,205,490
                                                                   -------------
                                                                      16,159,373
                                                                   -------------
SPAIN (1.6%)
Banco Bilbao Vizcaya SA (Banking)................        100,620       2,692,706
Banco Popular Espanol SA (Banking)...............         33,160       1,959,579
Hidroelectrica del Cantabrico SA (Electric)......         53,000       2,267,886
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SPAIN (CONTINUED)
Iberdrola SA (Electric)..........................        270,200   $   3,234,370
Repsol SA (Gas Exploration)......................         53,000       2,224,133
                                                                   -------------
                                                                      12,378,674
                                                                   -------------
SWEDEN (0.7%)
Autoliv, Inc. (SDR) (Automotive Supplies)........        108,200       4,344,350
Avesta Sheffield AB (Metals & Mining)............        121,928         912,314
Skandia Forsakrings AB (Insurance)...............          6,000         280,590
                                                                   -------------
                                                                       5,537,254
                                                                   -------------
SWITZERLAND (4.7%)
ABB AG (Machinery)...............................          2,255       2,947,161
Holderbank Financiere Glarus AG (Building
  Materials).....................................          1,700       1,372,042
Liechtenstein Global Trust AG (Banking)..........          2,750       1,378,559
Nestle SA (Food, Beverages & Tobacco)............          7,185      10,151,924
Novartis AG (Pharmaceuticals)....................          7,090      11,134,722
Roche Holding AG (Pharmaceuticals)...............            257       2,264,693
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)....................................          1,906       2,878,684
Union Bank of Switzerland Ltd. (Banking).........          2,963       3,420,513
                                                                   -------------
                                                                      35,548,298
                                                                   -------------
UNITED KINGDOM (23.3%)
Allied Colloids Group PLC (Chemicals)............      1,441,100       2,489,080
Amersham International PLC (Biotechnology).......         47,200       1,808,572
Bass PLC (Food, Beverages & Tobacco).............        179,000       2,485,369
BAT Industries PLC (Food, Beverages & Tobacco)...        443,100       3,874,927
British Airways PLC (Airlines)...................        281,000       2,742,438
British Petroleum Co. PLC (Oil-Services)(s)......        660,343       9,700,211
British Telecommunications PLC
  (Telecommunications)...........................        968,700       7,358,597
BTR PLC (Multi - Industry).......................        395,500       1,334,719

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
Burmah Castrol PLC (Oil-Production)..............         56,200   $     965,979
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................        395,300       3,977,275
Compass Group PLC (Food, Beverages & Tobacco)....        243,200       2,569,281
Flextech PLC (Broadcasting & Publishing)+........        125,600       1,232,120
General Cable PLC (Broadcasting & Publishing)+...        498,500       1,019,841
General Electric Co. PLC (Electrical
  Equipment).....................................         46,000         293,701
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........        587,800      12,597,024
Glynwed International PLC (Metals & Mining)......      1,054,200       4,419,474
Great Universal Stores PLC (Retail)..............        269,000       3,186,926
Guardian Royal Exchange PLC (Insurance)..........        483,000       2,413,631
Guinness PLC (Food, Beverages & Tobacco).........        406,400       3,632,356
HSBC Holdings PLC (Banking)......................         48,600       1,140,964
HSBC Holdings PLC (75P) (Banking)(s).............        353,000       8,790,401
Kingfisher PLC (Retail)..........................        258,200       3,714,934
Lloyds TSB Group PLC (Banking)(s)................        882,950      11,030,619
Lucas Varity PLC (Automotive Supplies)...........      1,020,900       3,500,935
MEPC PLC (Real Estate)...........................        385,000       3,341,016
MFI Furniture Group PLC (Household Products).....        777,334       1,551,180
Norwich Union PLC (Insurance)+...................      1,016,642       5,796,348
Pilkington PLC (Building Materials)..............        833,000       2,095,288
Prudential Corp. PLC (Insurance).................        190,000       2,026,368
Racal Electronic PLC (Telecommunications-
  Equipment).....................................        774,600       2,883,620
Rank Group PLC (Entertainment, Leisure &
  Media).........................................        399,000       2,228,049
Reed International PLC (Broadcasting &
  Publishing)....................................        315,000       3,113,880
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
RMC Group PLC (Building Materials)...............        177,000   $   2,698,017
Rolls-Royce PLC (Aerospace)......................        449,000       1,611,267
Royal Bank of Scotland Group PLC (Banking).......        598,300       6,340,793
Sainsbury (J.) PLC (Retail)......................        559,000       4,663,505
Scottish Power PLC (Electric)....................        838,000       6,267,385
Sears PLC (Retail)...............................      3,079,000       3,046,276
Shell Transport & Trading Co. PLC
  (Oil-Services).................................        337,200       2,390,445
SmithKline Beecham PLC (Pharmaceuticals).........        196,132       1,858,251
Standard Chartered PLC (Banking).................        238,800       2,590,873
Tomkins PLC (Multi - Industry)...................        495,000       2,540,002
Unilever PLC (Food, Beverages & Tobacco).........        463,600       3,451,707
United News & Media PLC (Broadcasting &
  Publishing)....................................        173,000       2,175,780
Vickers PLC (Capital Goods)......................        328,300       1,257,954
Vodafone Group PLC (Telecommunications)(s).......      1,142,900       6,228,724
Wessex Water PLC (Water).........................        529,600       4,484,839
Zeneca Group PLC (Pharmaceuticals)(s)............        212,000       6,687,013
                                                                   -------------
                                                                     177,607,954
                                                                   -------------
  TOTAL COMMON STOCK (COST $657,161,152).........                    688,537,403
                                                                   -------------
PREFERRED STOCK (1.9%)
AUSTRALIA (0.6%)
News Corporation Ltd. (Broadcasting &
  Publishing)....................................      1,072,863       4,771,846
                                                                   -------------
GERMANY (1.3%)
AXA Colonia Konzern AG (Insurance)...............         20,200       1,795,658
Jungheinrich AG (Machinery)......................         10,530       1,651,859
Prosieben Media AG (Broadcasting & Publishing)+..         21,360       1,048,670
Prosieben Media Aktiengesell (ADR)(144A)
  (Broadcasting & Publishing)+...................          6,764         166,056

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
GERMANY (CONTINUED)
RWE AG (Utilities)...............................        121,020   $   4,373,492
Volkswagen AG (Automotive).......................          1,440         654,259
                                                                   -------------
                                                                       9,689,994
                                                                   -------------
  TOTAL PREFERRED STOCK (COST $14,072,144).......                     14,461,840
                                                                   -------------
WARRANTS (1.1%)
GERMANY (0.7%)
Veba International Finance BV, Expiring 04/06/98
  (Utilities)+...................................          8,870       2,989,045
Volkswagen AG, Expiring 10/27/98 (Automotive)+...          7,990       2,543,947
                                                                   -------------
                                                                       5,532,992
                                                                   -------------
JAPAN (0.4%)
Fujitsu Ltd., Expiring 06/25/99 (Computer
  Systems)+......................................             87         158,418
Kyocera Corp., Expiring 1/23/98 (Electrical
  Equipment)+....................................             20           9,250
Rohm Co. Ltd., Expiring 11/20/97
  (Semiconductors)+..............................            800       1,382,139
Shin-Etsu Chemical Co. Ltd., Expiring 8/1/00
  (Chemicals)+...................................            430       1,032,000
                                                                   -------------
                                                                       2,581,807
                                                                   -------------
SINGAPORE (0.0%)*
United Overseas Land Ltd., Expiring 5/28/01
  (Building Materials)+..........................            900             195
                                                                   -------------
  TOTAL WARRANTS (COST $4,211,494)...............                      8,114,994
                                                                   -------------
                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------
CONVERTIBLE BONDS (2.6%)
                                                        (IN FIM)
                                                   -------------
FINLAND (0.4%)
Metsa - Serla OYJ (144A), 4.38% due 10/15/02
  (Forest Products & Paper)......................      3,354,000   $   3,274,342
                                                                   -------------
                                                        (IN JPY)
                                                   -------------

JAPAN (2.2%)
BOT Cayman Finance Ltd., 4.25% due 03/31/49
  (Financial Services)...........................    740,000,000       6,637,664
STB Cayman Capital, 0.50% due 10/01/07 (Financial
  Services)......................................    310,000,000       2,455,101
Toyota Motor Corp., 1.20% due 01/28/98
  (Automotive)...................................    300,000,000       4,310,301
Yamanouchi Pharmaceutical Co. Ltd., 1.25% due
  03/31/14 (Commercial Services).................    280,000,000       3,480,502
                                                                   -------------
                                                                      16,883,568
                                                                   -------------
  TOTAL CONVERTIBLE BONDS (COST $21,226,184).....                     20,157,910
                                                                   -------------
SHORT-TERM INVESTMENTS (2.3%)
EURO DOLLAR TIME DEPOSITS (2.0%)
                                                        (IN USD)
                                                   -------------
State Street Bank Euro Dollar, 5.25% due
  11/03/97.......................................     15,538,000      15,538,000
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------
U.S. TREASURY OBLIGATIONS (0.3%)
                                                        (IN USD)
                                                   -------------
United States Treasury Bills, 5.27% due 04/09/98
  (s)............................................      2,210,000   $   2,160,201
                                                                   -------------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $17,698,279)............................                     17,698,201
                                                                   -------------
TOTAL INVESTMENTS
  (COST $714,369,253) (98.1%)...................................
                                                                     748,970,348
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)....................
                                                                      14,637,978
                                                                   -------------
NET ASSETS (100.0%).............................................
                                                                   $ 763,608,326
                                                                   -------------
                                                                   -------------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at October 31, 1997, was $714,543,322, the aggregate gross unrealized appreciation and depreciation was $114,285,539 and $79,858,513, respectively, resulting in net unrealized appreciation of $34,427,026.

+ - Non-income producing security.

(s) - Security is fully or partially segregated as collateral for futures contracts.

* - Less than 0.1%

144A - Securities restricted for resale to qualified institutional buyers.

ADR - Securities whose value is determined or significantly influenced by trading on exchanges not located in the US or Canada. ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

SDR - Swedish Depository Receipt

JPY - Japanese Yen

FIM - Finnish Markka

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

                                                                                                     PERCENT OF
                                                                                                  TOTAL INVESTMENTS
                                                                                                 -------------------
Banking........................................................................................           14.6%
Food, Beverage & Tobacco.......................................................................            6.6%
Pharmaceuticals................................................................................            6.0%
Insurance......................................................................................            5.2%
Oil - Services.................................................................................            5.2%
Automotive.....................................................................................            4.3%
Electronics....................................................................................            3.9%
Retail.........................................................................................            3.9%
Telecommunications.............................................................................            3.9%
Financial Services.............................................................................            3.6%
Metals & Mining................................................................................            3.6%
Chemicals......................................................................................            3.4%
Electrical Equipment...........................................................................            2.9%
Telecommunication Services.....................................................................            2.7%
Utilities......................................................................................            2.5%
Electric.......................................................................................            2.4%
Broadcasting & Publishing......................................................................            2.3%
Building Materials.............................................................................            2.2%
Machinery......................................................................................            2.0%
Forest Products & Paper........................................................................            1.9%
Multi-Industry.................................................................................            1.9%
Real Estate....................................................................................            1.9%
Airlines.......................................................................................            1.6%
Computer Systems...............................................................................            1.4%
Automotive Supplies............................................................................            1.2%
Miscellaneous..................................................................................            8.9%
                                                                                                 -------------------
                                                                                                         100.0%
                                                                                                 -------------------
                                                                                                 -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $714,369,253 )          $748,970,348
Cash                                                        230
Foreign Currency at Value (Cost $1,575,130 )          1,362,408
Receivable for Investments Sold                      19,746,443
Dividends and Interest Receivable                     1,479,712
Foreign Tax Reclaim Receivable                        1,018,410
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    876,428
Variation Margin Receivable                             793,511
Prepaid Trustees' Fees                                    2,169
Prepaid Expenses                                          4,627
                                                   ------------
    Total Assets                                    774,254,286
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     9,003,729
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    836,236
Advisory Fee Payable                                    415,047
Custody Fee Payable                                     322,510
Administrative Services Fee Payable                      11,468
Administration Fee Payable                               11,251
Fund Services Fee Payable                                 1,157
Accrued Expenses                                         44,562
                                                   ------------
    Total Liabilities                                10,645,960
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $763,608,326
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $2,524,216 )                                                $16,867,628
Interest Income (Net of Foreign Withholding Tax
  of $5,661 )                                                      2,991,103
                                                                 -----------
    Investment Income                                             19,858,731
EXPENSES
Advisory Fee                                       $ 5,305,885
Custodian Fees and Expenses                          1,145,960
Administrative Services Fee                            274,750
Professional Fees and Expenses                          40,373
Fund Services Fee                                       32,439
Administration Fee                                      21,379
Trustees' Fees and Expenses                             17,384
Printing Expenses                                        5,767
Insurance Expense                                        3,354
Registration Fees                                          485
                                                   -----------
    Total Expenses                                                 6,847,776
                                                                 -----------
NET INVESTMENT INCOME                                             13,010,955
NET REALIZED GAIN ON
  Investment Transactions (including $6,701,499
    net realized gain from futures contracts)       21,032,403
  Foreign Currency Transactions                      8,956,247
                                                   -----------
    Net Realized Gain                                             29,988,650
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (including $2,204,018 net
    unrealized depreciation from futures
    contracts)                                      (5,091,121)
  Foreign Currency Contracts and Translations          724,316
                                                   -----------
    Net Change in Unrealized Depreciation                         (4,366,805)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $38,632,800
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    13,010,955    $    11,608,802
Net Realized Gain on Investment and Foreign
  Currency Transactions                                 29,988,650         34,313,067
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currency Translations                                 (4,366,805)        43,415,853
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        38,632,800         89,337,722
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          151,295,413        369,388,677
Withdrawals                                           (353,091,842)      (185,257,400)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                    (201,796,429)       184,131,277
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets           (163,163,629)       273,468,999
NET ASSETS
Beginning of Fiscal Year                               926,771,955        653,302,956
                                                   ----------------   ----------------
End of Fiscal Year                                 $   763,608,326    $   926,771,955
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD
                                                   FOR THE FISCAL YEAR ENDED OCTOBER   OCTOBER 4, 1993
                                                                  31,                  (COMMENCEMENT OF
                                                   ---------------------------------    OPERATIONS) TO
                                                    1997     1996     1995     1994    OCTOBER 31, 1993
                                                   ------   ------   ------   ------   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                           0.77%    0.79%    0.82%    0.95%             0.99%(a)
  Net Investment Income                              1.47%    1.39%    1.31%    0.93%             0.43%(a)
  Decrease Reflected in Expense Ratios due to
    Expense Reimbursement                              --       --       --       --              0.17%(a)
Portfolio Turnover                                     67%      57%      59%      56%               54%(b)
Average Broker Commissions                         0.0018   0.0020       --       --                --

------------------------
(a) Annualized.

(b) Portfolio turnover for the fiscal year ended October 31, 1993, included the portfolio activity of The Pierpont International Equity Fund, Inc. for the period November 1, 1992 through October 3, 1993, prior to conversion when The Pierpont International Equity Fund, Inc. contributed all of its investable assets to the Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio commenced operations on October 4, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $160,213,973 on that date from The Pierpont International Equity Fund, Inc. in exchange for a beneficial interest in the Portfolio. At that date, net unrealized appreciation of $11,116,204 was included in the contributed securities. Prior to May 12, 1997, the Portfolio's name was The Non-U.S. Equity Portfolio. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of the readily available closing bid and ask price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

   b) The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At October 31, 1997, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                      COST/       VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                  PROCEEDS      10/31/97     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Japanese Yen 1,063,371,995,
 expiring 1/22/98................................  $ 9,085,000   $ 8,949,787   $    (135,213)
Japanese Yen 1,078,834,665,
 expiring 1/22/98................................    9,085,000     9,079,927          (5,073)
New Zealand Dollar 3,744,557,
 expiring 1/22/98................................    2,322,000     2,323,959           1,959

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                      COST/       VALUE AT     APPRECIATION/
SALE CONTRACTS                                      PROCEEDS      10/31/97     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Australian Dollar 19,344,596,
 expiring 1/22/98................................  $14,134,709   $13,663,233   $     471,476
Great British Pounds 9,648,962,
 expiring 1/22/98................................   15,729,352    16,124,333        (394,981)
Japanese Yen 6,388,207,631,
 expiring 1/22/98................................   53,682,417    53,765,847         (83,430)
New Zealand Dollar 24,384,000,
 expiring 1/22/98................................   15,536,266    15,133,273         402,993
Singapore Dollar 16,606,083,
 expiring 1/22/98................................   10,257,000    10,474,539        (217,539)
                                                                               --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $      40,192
                                                                               --------------
                                                                               --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets and the possible inability of counterparties to meet the terms of the contracts. Futures transactions during the fiscal year ended October 31, 1997 are summarized as follows:

                                                   NUMBER OF   PRINCIPAL AMOUNT
                                                   CONTRACTS     OF CONTRACTS
                                                   ---------   ----------------
Contracts open at beginning of year..............       239    $    26,713,252
Contracts opened.................................     2,558        249,273,918
Contracts closed.................................    (2,489)      (256,854,979)
                                                   ---------   ----------------
Contracts open at end of year....................       308    $    19,132,191
                                                   ---------   ----------------
                                                   ---------   ----------------

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

      SUMMARY OF OPEN CONTRACTS AT OCTOBER 31, 1997

                                                                    NET UNREALIZED
                                                                    APPRECIATION/
                                                   CONTRACTS LONG   (DEPRECIATION)
                                                   --------------   --------------
Australian All Ord. Index, expiring December
 1997............................................            245    $  (1,575,010)
Hang Seng Index, expiring November 1997..........             10           96,251
Topix Index, expiring December 1997..............             53         (748,512)
                                                   --------------   --------------
Totals...........................................            308    $  (2,227,271)
                                                   --------------   --------------
                                                   --------------   --------------

   f) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxable on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.60% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1997, such fees amounted to $5,305,885.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operation of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similiar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $21,379.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Portfolio is determined by the proportionate share that its net assets

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $274,750.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $32,439 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $6,600.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31,1997 were as follows:

             COST OF             PROCEEDS
            PURCHASES           FROM SALES
          ---------------      ------------
          $554,372,538....     $708,319,449

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Equity Portfolio (the "Portfolio") at October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period October 4, 1993 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 19, 1997

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT JAPAN EQUITY FUND



The

JPM Pierpont

International

Equity Fund



FOR MORE INFORMATION ON HOW THE JPM PIERPONT FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.


ANNUAL REPORT
OCTOBER 31, 1997